2004033147
                                                       04/23/2004 01:35;23 PM
                                                       Filed & Recorded in
                                                       Official  Records of
                                                       CAROLYN STflLEY PULfiSKI
                                                       COUNTY CIRCUIT/COUNTY
                                                       CLERK Fees $17.88




                       Real Estate Subordination Agreement
                   (Boca First Capital, LLLP to Third Party)


                                                               [Graphic Omitted]
                                                       Seal of the Circuit Court
                                                        Pulaski County, Arkansas


This instrument was prepared by and after recording return to:

Brandon Brown P.L.
9045 FontanaBlvd., Suite Bl
Boca Raton, FL 33434


This Real Estate Subordination Agreement ("Agreement") is executed as of April 22, 2004, by Boca First Capital, LLLP, ("Boca First Capital"), having an address of 7100 W. Camino Real Blvd., Suite 402, Boca Raton, Florida 33433 ("Subordinator"), in favor of Bank of the Ozarks, having an address for notice purposes of P. O. Box 8811, Little Rock, AR 72231-8811 ("Junior Lienholder").

Whereas, Boca First Capital is the owner and holder of, or creditor under, the indebtedness described in and secured by a security instrument (deed of trust, deed to secure debt or mortgage) dated Janurary 29, 2003, executed by Capitol Development of Arkansas, Inc. and which was filed for record on January 30, 2003 and recorded as Instrument No. 2003009943 in the land records of Pulaski County, Arkansas, as same may have been or is to be modified prior hereto or contemporaneously herewith (the "Senior Lien"), encumbering the land described therein, including the land described on Exhibit "A", affixed hereto and by this referenced made a part hereof (said land and such improvements, appurtenances and other rights and interests regarding said land, if any, as are described on Exhibit "A" being called herein collectively, the "Property"); and

Whereas, Junior Lienholder has been requested to make a loan, line of credit or other financial accommodation to Capitol Development of Arkansas, Inc. (jointly and severally, "Borrower"), to be secured by, without limitation, either a deed of trust, deed to secure debt or mortgage (the "Junior Lien"), covering, without limitation, the Property and securing the indebtedness described therein including the payment of a promissory note, line of credit agreement or other borrowing agreement made by Borrower and/ or others payable to the order of Bank of the Ozarks in the maximum principal face amount of Two Million Fifty Thousand Dollars ($2,050,000.00) (the "Principal Amount"), including provisions for acceleration and payment of interest and collection costs (the "Obligation"); and

Whereas, Junior Lienholder requires, as a condition to the making of the Obligation, that the Junior Lien be superior to the Senior Lien;

Now, Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the understanding by Boca First Capital that Junior Lienholder will rely hereon in making the Obligation, Boca First Capital agrees and covenants that the Senior Lien and the rights of Boca First Capital thereunder and all other rights of Boca First Capital now or hereafter existing in or with respect to the Property are hereby subordinated, and are and shall remain completely and unconditionally subordinate to the Junior Lien and the rights of the Junior Lienholder thereunder regardless of the frequency or manner of renewal, extension, consolidation or modification of the Junior Lien and/ or the Obligation.

This Subordination Agreement is limited to an amount of Two Million Fifty Thousand Dollars ($2,050,000.00), which is the original amount of the Junior Lienholder's principal balance; plus interest and any additional amounts advanced pursuant to the provision of said security instrument for payment of insurance premiums, taxes, cost of collection or protection of the value of the Property or Junior Lienholder's rights in the Property. This Agreement shall inure to the benefit of Junior Lienholder and be.binding upon Boca First Capital, its successors and assigns and shall be binding upon any purchaser or purchasers (at foreclosure or otherwise) of the Property or any part thereof, and their respective heirs, personal representatives, successors and assigns.

                                                    Boca First Capitol, LLLC
                                                    Addison Capital Group, LLC
                                                    General Partner
/s/
   -----------------------------
Witness Name: G. Robert Hardin


                                                    By: Michael G. Todd
--------------------                                Title: Manager
Witness name:

                                   2004033147

                                   EXHIBIT "A"

TRACT One:
 TRACT D-R, BEING A RE-PLAT OF TRACT D MAUMELLE TOWN CENTER ADDITION TO THE CITY OF MAUMELLE, ARKANSAS, WHICH INCLUDES SHARED ACCESS EASEMENT 'B', AND BEING SHOWN ON PLAT RECORDED AS PLAT NO. G-607, RECORDS OF PULASKI COUNTY, ARKANSAS, LYING IN THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 3 NORTH, RANGE 13 WEST MORE PARTICULARLY DESCRIBED AS FOLLOWS:

 COMMENCING AT THE NORTHWEST COMER OF THE SOUTHWEST QUARTER OF SECTION 33, TOWNSHIP 3 NORTH, RANGE 13 WEST (ARKANSAS STATE PLANE COORDINATES OF NORTH 188,568.425 EAST 1,877,503.537); THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 211.92 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 597.77 FEET TO THE POINT OF BEGINNING WHICH IS ALSO ON THE EAST RIGHT OF WAY OF CLUB MANOR DRIVE; THENCE ALONG A 81.1453 DEGREE CURVE TO THE RIGHT 56.65 FEET TO A POINT HAVING A CHORD BEARING AND DISTANCE OF NORTH 85 DEGREES 21 MINUTES 01 SECONDS EAST 52.03 FEET TO A POINT ON THE SOUTH RIGHT OF WAY OF AUDUBON DRIVE; THENCE ALONG A 4.5752 DEGREE CURVE TO THE LEFT 509.35 FEET TO A POINT HAVING A CHORD BEARING AND DISTANCE OF SOUTH 56 DEGREES 04 MINUTES 53 SECONDS EAST
 505.85 FEET; THENCE SOUTH 67 DEGREES 44 MINUTES 00 SECONDS EAST 11.00 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 22 DEGREES 16 MINUTES 00 SECONDS WEST
 297.00 FEET; THENCE SOUTH 67 DEGREES 44 MINUTES 00 SECONDS EAST 220.00 FEET TO A POINT WHICH IS ALSO ON THE WEST RIGHT OF WAY OF MAUMELLE BOULEVARD; THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE SOUTH 22 DEGREES 16 MINUTES 00 SECONDS WEST 193.02 FEET; THENCE SOUTH 22 DEGREES 16 MINUTES 07 SECONDS WEST 685.52 FEET; THENCE LEAVING SAIDRIGHT OF WAY NORTH 67 DEGREES 43 MINUTES 53 SECONDS WEST 503.11 FEET; THENCE SOUTH 22 DEGREES 26 MINUTES 51 SECONDS WEST 339.61 FEET; THENCE ALONG A 24.9113 DEGREE CURVE TO THE LEFT 83.37 FEET TO A POINT HAVING A CHORD BEARING AND DISTANCE OF SOUTH 12 DEGREES 03 MINUTES 47 SECONDS WEST 82.92 FEET; THENCE SOUTH 01 DEGREE 40 MINUTES 43 SECONDS WEST 33.04 FEET; THENCE SOUTH 45 DEGREES 49 MINUTES 57 SECONDS WEST 34.83 FEET TO A POINT WHICH IS ALSO ON THE NORTH RIGHT OF WAY OF ODOM BOULEVARD; THENCE CONTINUING ALONG SAID RIGHT OF WAY SOUTH 89 DEGREES 59 MINUTES 11 SECONDS WEST 102.44 FEET; THENCE NORTH 89 DEGREES 02 MINUTES 25 SECONDS WEST 60.77 FEET; THENCE NORTH 89 DEGREES 59 MINUTES 27 SECONDS WEST 261.99 FEET; THENCE LEAVING SAID NORTH RIGHT OF WAY LINE ALONG A 81.1453 DEGREE CURVE TO THE RIGHT 62.83 FEET TO A POINT HAVING A CHORD BEARING AND DISTANCE OF NORTH 44 DEGREES 59 MINUTES 26 SECONDS WEST 56.57 FEET TO A POINT WHICH IS ALSO ON THE EAST RIGHT OF WAY OF CLUB MANOR DRIVE; THENCE CONTINUING ALONG SAID RIGHT OF WAY NORTH 00 DEGREES 00 MINUTES 34 SECONDS EAST 299.72 FEET; THENCE ALONG A 4.7.837 DEGREE CURVE TO THE RIGHT
 919.67 FEET TO A POINT HAVING A CHORD BEARING AND DISTANCE OF NORTH 22 DEGREES 00 MINUTES 23 SECONDS EAST 897.24 FEET; THENCE NORTH 44 DEGREES 00 MINUTES 13 SECONDS EAST 754.39 FEET TO THE POINT OF BEGINNING.



 TRACT Two:
 TRACT DL, BEING A RE-PLAT OF TRACT D MAUMELLE TOWN CENTER ADDITION TO THE CITY OF MAUMELLE, ARKANSAS, WHICH INCLUDES SHARED ACCESS EASEMENT 'A', AND BEING SHOWN ON PLAT RECORDED AS PLAT NO. G-607, RECORDS OF PULASKI COUNTY, ARKANSAS, LYING IN THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 3 NORTH, RANGE 13 WEST MORE PARTICULARLY DESCRIBED AS FOLLOWS:

 COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 33, TOWNSHIP 3 NORTH, RANGE 13 WEST (ARKANSAS STATE PLANE COORDINATES OF NORTH 188,568.425 EAST 1,877,503.537); THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 1050.91 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 372.08 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 67 DEGREES 43 MINUTES 53 SECONDS EAST 503.11 FEET TO A POINT WHICH IS ALSO ON THE WEST RIGHT OF WAY OF MAUMELLE BOULEVARD; THENCE SOUTH 22 DEGREES 15 MINUTES 07 SECONDS WEST 347.67 FEET; THENCE LEAVING SAID RIGHT OF WAY ALONG A 90.5503 DEGREE CURVE TO THE RIGHT

 79.02 FEET TO POINT HAVING A CHORD BEARING AND DISTANCE OF SOUTH 66 DEGREES 59 MINUTES 21 SECONDS WEST 71.05 FEET TO A POINT WHICH IS ALSO ON THE NORTH RIGHT OF WAY OF ODOM BOULEVARD; THENCE CONTINUING ALONG SAID RIGHT OF WAY NORTH 68 DEGREES 17 MINUTES 25 SECONDS WEST 20.70 FEET; THENCE ALONG A 5.0682 DEGREE CURVE TO THE LEFT 324.55 FEET TO A POINT HAVING A CHORD BEARING AND DISTANCE OF NORTH 76 DEGREES 30 MINUTES 41 SECONDS WEST 323.43 FEET; THENCE ALONG A 5.0662 DEGREE CURVE TO THE LEFT 104.25 FEET TO A POINT HAVING A CHORD BEARING AND DISTANCE OF NORTH 87 DEGREES 22 MINUTES 23 SECONDS WEST 104.21 FEET; THENCE SOUTH 89 DEGREES 59 MINUTES 11 SECONDS WEST 3.50 FEET; THENCE LEAVING SAID RIGHT OF WAY NORTH 45 DEGREES 49 MINUTES 57 SECONDS EAST 34.83 FEET; THENCE NORTH 01 DEGREES 40 MINUTES 43 SECONDS EAST 33.04 FEET; THENCE ALONG A 24.9115 DEGREE CURVE TO THE RIGHT 83.37 FEET TO A POINT HAVING A CHORD BEARING AND DISTANCE OF NORTH 12 DEGREES 03 MINUTES 47 SECONDS EAST 82.92 FEET; THENCE NORTH 22 DEGREES 26 MINUTES 51 SECONDS EAST 339.61 FEET TO THE POINT OF BEGINNING.
Boca First Capital, LLLP Acknowledgment:


State of  Arkansas

County of Pulaski  City of



On this the 22 day of April, 2004, before me Sharon undersigned personally appeared Michael G. Todd who acknowledged him/ herself to be the manager of Addison Capital Group, LLC, the general partner of Boca First Capital, LLLC, a limited limited liability company, and that (s) he, as such Manager_______, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by him/ herself as Manager____. In witness whereof I hereunto set my hand and official seal.


                                 Initialed illegible
                                 -------------------

OFFICIAL SEAL   Signature of Person Taking Acknowledgement Commission
SHARON A. MILLER                Expiration  Date: 3-20-2013
Notary Public - Arkansas
Pulaski County